SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                Date of report (date of earliest event reported):

                                December 14, 1998


                               I.C.H. Corporation
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             (Exact name of Registrant as specified in its charter)


                                    Delaware
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                 (State or other jurisdiction of incorporation)


            1-7697                                           43-6069928
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     (Commission File No.)                                (I.R.S. Employer
                                                        Identification No.)


         9255 Towne Centre Drive, Suite 600, San Diego, California 92121
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               (Address of Principal Executive Offices) (Zip Code)


                                 (619) 587-8533
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              (Registrant's telephone number, including area code)


                                       N/A
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          (Former Name of Former Address, if Changed Since Last Report)

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Item 2.    Acquisition or Disposition of Assets

           On December 14, 1998, I.C.H. Corporation (the "Company") completed its previously announced agreement of August 14, 1998 to acquire substantially all of the assets of Lyon's Restaurants, Inc. ("Lyon's). The assets acquired include a chain of 73 family-dining restaurants, located primarily in northern California and operating under the "Lyon's" name, as well as related restaurant equipment, leasehold interests, improvements and the Lyon's trademark. The total purchase price of the acquisition was $22.6 million, of which $16.5 million was financed by USRP (Finance), LLC through leasehold mortgage and equipment financing.

           The acquisition of the Lyon's assets was previously reported in the Company's Quarterly Report on Form 10-Q, for the quarter ended September 30, 1998, filed by the Company on November 13, 1998. The asset purchase agreement relating the acquisition of the Lyon's assets and an amendment thereto were filed as Exhibits 10.25 and 10.26 to such Quarterly Report on Form 10-Q, respectively.

           The foregoing description of the acquisition of the Lyon's assets is qualified in its entirety by the text of the press release dated December 15, 1998 which is filed as Exhibit 99.1 hereto and which is incorporated herein by reference.

           The historical and pro forma financial statements of Businesses to be Acquired (Section 210.3-05 and Section 210.11 of Regulation S-X) as required by
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits of Form 8-K will be filed by no later than February 26, 1999.


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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

99.1     Press Release, dated December 15, 1998.






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:   December 22, 1998


                                       I.C.H. CORPORATION




                                       By: /s/ James R. Arabia
                                           ----------------------
                                           Name:  James R. Arabia
                                           Title:  Chairman of the Board,
                                                   Chief Executive Officer
                                                   and President


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



                                Index to Exhibits


                                                                   Sequentially
Exhibit                                                              Numbered
Number                       Description                               Pages
------                       -----------                           ------------
99.1        Press Release, dated December 15, 1998.                      6